UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 19, 2003

Wilsons The Leather Experts Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-21543 (Commission File Number)	41-1839933 (IRS Employer Identification No.)

7401 Boone Ave. N. Brooklyn Park, Minnesota (Address of principal executive offices)		55428 (Zip Code)

Registrant’s telephone number, including area code	(763) 391-4000

SIGNATURES
Index to Exhibits
EX-99.1 Press Release

Item 7.  Financial Statements and Exhibits

     (c)       Exhibits. The following exhibit is filed with this report.

99.1	The Company’s Press Release dated August 19, 2003 containing its financial results for the second quarter ended August 2, 2003.

Item 12.  Results of Operations and Financial Condition

                On August 19, 2003, Wilsons The Leather Experts Inc. (the “Company”) issued the news release that is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSONS THE LEATHER EXPERTS INC.

Date: August 19, 2003	By	/s/ Peter G. Michielutti Peter G. Michielutti Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description

99.1	The Company’s Press Release dated August 19, 2003 containing its financial results for the second quarter ended August 2, 2003.